Exhibit 99.2
Non-US GAAP Financial Measures and Supplemental Information
November 3, 2022
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures. This document is updated quarterly.
Presentation
This document presents the Company's three business segments, Engineered Materials, Acetate Tow and Acetyl Chain.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties because the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), operating margin, cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other US GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Financial Information/Financial Document Library page of our website, investors.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present in this document, in the presentation itself or on a Form 8-K in connection with the presentation on the Financial Information/Financial Document Library page of our website, investors.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT margin, operating EBITDA, operating EBITDA margin, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital (adjusted). The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin and operating EBITDA margin is operating margin; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.
Definitions
•Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items (refer to Table 8). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted EBIT on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.
•Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.
•Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI"). We believe that operating profit (loss) attributable to Celanese Corporation provides transparent and useful information to management, investors, analysts and other parties in evaluating our core operational performance. Operating margin attributable to Celanese Corporation is defined by the Company as operating profit (loss) attributable to Celanese Corporation divided by net sales. Operating margin attributable to Celanese Corporation has the same uses and limitations as Operating profit (loss) attributable to Celanese Corporation.
•Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted earnings per share on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information.
Note: The income tax expense (benefit) on Certain Items ("Non-GAAP adjustments") is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management's assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. Table 3a summarizes the reconciliation of our estimated GAAP effective tax rate to the adjusted tax rate. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.

•Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our methanol joint venture, Fairway Methanol LLC ("Fairway"). We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations. Free cash flow is not a measure of cash available for discretionary expenditures since the Company has certain debt service and finance lease payments that are not deducted from that measure.
•Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.
•Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our stockholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns.
Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:
•Net sales for each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for each of our business segments.
•Cash dividends received from our equity investments.
•For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.
Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Q3 '22	Q2 '22	Q1 '22	2021	Q4 '21	Q3 '21	Q2 '21	Q1 '21
	(In $ millions)
Net earnings (loss) attributable to Celanese Corporation	191	434	502	1,890	524	506	538	322
(Earnings) loss from discontinued operations	1	6	—	22	4	13	4	1
Interest income	(34)	(1)	(1)	(8)	(1)	(2)	(4)	(1)
Interest expense	154	48	35	91	21	21	24	25
Refinancing expense	—	—	—	9	—	9	—	—
Income tax provision (benefit)	127	112	112	330	27	102	116	85
Certain Items attributable to Celanese Corporation (Table 8)	71	47	65	139	77	(1)	13	50
Adjusted EBIT	510	646	713	2,473	652	648	691	482
Depreciation and amortization expense(1)	97	98	100	362	93	91	90	88
Operating EBITDA	607	744	813	2,835	745	739	781	570

	Q3 '22	Q2 '22	Q1 '22	2021	Q4 '21	Q3 '21	Q2 '21	Q1 '21
	(In $ millions)
Engineered Materials	3	4	4	9	4	2	1	2
Acetate Tow	—	—	—	—	—	—	—	—
Acetyl Chain	—	—	2	—	—	—	—	—
Other Activities(2)	—	1	—	—	—	—	—	—
Accelerated depreciation and amortization expense	3	5	6	9	4	2	1	2
Depreciation and amortization expense(1)	97	98	100	362	93	91	90	88
Total depreciation and amortization expense	100	103	106	371	97	93	91	90
______________________________
(1)Excludes accelerated depreciation and amortization expense as detailed in the table above, which amounts are included in Certain Items above.
(2)Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	Q3 '22			Q2 '22		Q1 '22		2021		Q4 '21		Q3 '21			Q2 '21		Q1 '21
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Engineered Materials	114		12.3%	166	17.5%	124	13.6%	411	15.1%	67	9.5%	91		13.3%	123	18.0%	130	20.2%
Acetate Tow	(3)		(2.2)%	(1)	(0.8)%	4	3.2%	56	10.9%	4	3.1%	12		9.4%	24	17.4%	16	13.4%
Acetyl Chain(1)	315		24.7%	429	29.5%	499	32.4%	1,819	33.5%	535	36.2%	517		34.7%	516	36.6%	251	23.8%
Other Activities(2)	(118)			(111)		(96)		(340)		(89)		(84)			(96)		(71)
Total	308		13.4%	483	19.4%	531	20.9%	1,946	22.8%	517	22.7%	536		23.7%	567	25.8%	326	18.1%
Less: Net Earnings (Loss) Attributable to NCI(1)	2			2		2		6		2		1			2		1
Operating Profit (Loss) Attributable to Celanese Corporation	306		13.3%	481	19.3%	529	20.8%	1,940	22.7%	515	22.6%	535		23.6%	565	25.7%	325	18.1%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Engineered Materials	114		12.3%	166	17.5%	124	13.6%	411	15.1%	67	9.5%	91		13.3%	123	18.0%	130	20.2%
Acetate Tow	(3)		(2.2)%	(1)	(0.8)%	4	3.2%	56	10.9%	4	3.1%	12		9.4%	24	17.4%	16	13.4%
Acetyl Chain(1)	313		24.6%	427	29.3%	497	32.3%	1,813	33.4%	533	36.1%	516		34.7%	514	36.5%	250	23.7%
Other Activities(2)	(118)			(111)		(96)		(340)		(89)		(84)			(96)		(71)
Total	306		13.3%	481	19.3%	529	20.8%	1,940	22.7%	515	22.6%	535		23.6%	565	25.7%	325	18.1%
Equity Earnings and Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Engineered Materials	70	(3)		53		49		127		30		40	(3)		32		25
Acetate Tow	30			36		36		146		34		34			37		41
Acetyl Chain	4			3		4		8		2		2			2		2
Other Activities(2)	4			1		6		7		1		1			4		1
Total	108			93		95		288		67		77			75		69
Non-Operating Pension and Other Post-Retirement Employee Benefit (Expense) Income Attributable to Celanese Corporation
Engineered Materials	—			—		—		—		—		—			—		—
Acetate Tow	—			—		—		—		—		—			—		—
Acetyl Chain	—			—		—		—		—		—			—		—
Other Activities(2)	25			25		24		106		(7)		37			38		38
Total	25			25		24		106		(7)		37			38		38
Certain Items Attributable to Celanese Corporation (Table 8)
Engineered Materials	22			5		38		33		16		6			6		5
Acetate Tow	—			—		—		5		—		—			1		4
Acetyl Chain	5			10		2		28		1		(1)			(2)		30
Other Activities(2)	44			32		25		73		60		(6)			8		11
Total	71			47		65		139		77		(1)			13		50
___________________________
(1)Net earnings (loss) attributable to NCI is included within the Acetyl Chain segment.
(2)Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).
(3)Includes $1 million of Other income.

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited (cont.)

	Q3 '22		Q2 '22		Q1 '22		2021		Q4 '21		Q3 '21		Q2 '21		Q1 '21
	(In $ millions, except percentages)
Adjusted EBIT / Adjusted EBIT Margin
Engineered Materials	206	22.2%	224	23.6%	211	23.2%	571	21.0%	113	16.0%	137	20.0%	161	23.6%	160	24.8%
Acetate Tow	27	20.0%	35	29.4%	40	32.0%	207	40.3%	38	29.5%	46	35.9%	62	44.9%	61	51.3%
Acetyl Chain	322	25.3%	440	30.2%	503	32.7%	1,849	34.1%	536	36.3%	517	34.7%	514	36.5%	282	26.7%
Other Activities(2)	(45)		(53)		(41)		(154)		(35)		(52)		(46)		(21)
Total	510	22.2%	646	26.0%	713	28.1%	2,473	29.0%	652	28.7%	648	28.6%	691	31.4%	482	26.8%
Depreciation and Amortization Expense(1)
Engineered Materials	40		41		42		135		35		33		34		33
Acetate Tow	10		10		11		39		10		10		9		10
Acetyl Chain	43		42		43		171		43		44		43		41
Other Activities(2)	4		5		4		17		5		4		4		4
Total	97		98		100		362		93		91		90		88
Operating EBITDA / Operating EBITDA Margin
Engineered Materials	246	26.5%	265	28.0%	253	27.8%	706	26.0%	148	20.9%	170	24.9%	195	28.6%	193	29.9%
Acetate Tow	37	27.4%	45	37.8%	51	40.8%	246	47.9%	48	37.2%	56	43.8%	71	51.4%	71	59.7%
Acetyl Chain	365	28.6%	482	33.1%	546	35.5%	2,020	37.2%	579	39.2%	561	37.7%	557	39.5%	323	30.6%
Other Activities(2)	(41)		(48)		(37)		(137)		(30)		(48)		(42)		(17)
Total	607	26.4%	744	29.9%	813	32.0%	2,835	33.2%	745	32.7%	739	32.6%	781	35.5%	570	31.7%
___________________________
(1)Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. See Table 1 for details.
(2)Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '22		Q2 '22		Q1 '22		2021		Q4 '21		Q3 '21		Q2 '21		Q1 '21
		per share		per share		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	192	1.76	440	4.03	502	4.61	1,912	17.06	528	4.83	519	4.67	542	4.81	323	2.83
Income tax provision (benefit)	127		112		112		330		27		102		116		85
Earnings (loss) from continuing operations before tax	319		552		614		2,242		555		621		658		408
Certain Items attributable to Celanese Corporation (Table 8)	71		47		65		139		77		(1)		13		50
Refinancing and related expenses	104	(1)	26	(1)	14	(1)	9		—		9		—		—
Adjusted earnings (loss) from continuing operations before tax	494		625		693		2,390		632		629		671		458
Income tax (provision) benefit on adjusted earnings(2)	(64)		(81)		(90)		(359)		(95)		(94)		(105)		(64)
Adjusted earnings (loss) from continuing operations(3)	430	3.94	544	4.99	603	5.54	2,031	18.12	537	4.91	535	4.82	566	5.02	394	3.46
	Diluted shares (in millions)(4)
Weighted average shares outstanding	108.4		108.4		108.2		111.2		108.6		110.5		112.3		113.5
Incremental shares attributable to equity awards	0.7		0.7		0.7		0.9		0.8		0.5		0.5		0.5
Total diluted shares	109.1		109.1		108.9		112.1		109.4		111.0		112.8		114.0
______________________________
(1)Includes net interest expense and certain fees related to debt issued as part of our acquisition of a majority of the Mobility & Materials business of DuPont de Nemours, Inc.
(2)Calculated using adjusted effective tax rates (Table 3a) as follows:

	Q3 '22	Q2 '22	Q1 '22	2021	Q4 '21	Q3 '21	Q2 '21	Q1 '21

Adjusted effective tax rate	13	13	13	15	15	15	16	14
(3)Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages)
2021	1.1	6.3
(4)Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 3a
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Estimated	Actual
	2022	2021
	(In percentages)
US GAAP annual effective tax rate	23	15
Discrete quarterly recognition of GAAP items(1)	(4)	(2)
Tax impact of other charges and adjustments(2)	(5)	(1)
Utilization of foreign tax credits	—	(1)
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	—	3
Other(4)	(1)	1
Adjusted tax rate	13	15
______________________________
Note: As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate for actual results.
(1)Such as changes in tax laws (including US tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.
(2)Reflects the tax impact on pre-tax adjustments presented in Certain Items (Table 8), which are excluded from pre-tax income for adjusted earnings per share purposes.
(3)Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.
(4)Tax impacts related to full-year forecasted tax opportunities and related costs.

Table 4
Net Sales by Segment - Unaudited

	Q3 '22	Q2 '22	Q1 '22	2021	Q4 '21	Q3 '21	Q2 '21	Q1 '21
	(In $ millions)
Engineered Materials	929	948	910	2,718	707	684	682	645
Acetate Tow	135	119	125	514	129	128	138	119
Acetyl Chain	1,274	1,456	1,538	5,430	1,476	1,489	1,409	1,056
Other Activities	—	—	—	—	—	—	—	—
Intersegment eliminations(1)	(37)	(37)	(35)	(125)	(37)	(35)	(31)	(22)
Net sales	2,301	2,486	2,538	8,537	2,275	2,266	2,198	1,798
___________________________
(1)Includes intersegment sales primarily related to the Acetyl Chain.

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended September 30, 2022 Compared to Three Months Ended June 30, 2022

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(1)	2	(3)	—	(2)
Acetate Tow	10	3	—	—	13
Acetyl Chain	(4)	(7)	(2)	—	(13)

Total Company	(2)	(3)	(2)	—	(7)
Three Months Ended June 30, 2022 Compared to Three Months Ended March 31, 2022

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	1	6	(3)	—	4
Acetate Tow	(6)	1	—	—	(5)
Acetyl Chain	(3)	—	(2)	—	(5)

Total Company	(2)	2	(2)	—	(2)
Three Months Ended March 31, 2022 Compared to Three Months Ended December 31, 2021

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	23	7	(1)	—	29
Acetate Tow	(6)	3	—	—	(3)
Acetyl Chain	8	(3)	(1)	—	4

Total Company	12	1	(1)	—	12
Three Months Ended December 31, 2021 Compared to Three Months Ended September 30, 2021

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(1)	5	(1)	—	3	(1)
Acetate Tow	—	1	—	—	1
Acetyl Chain	(10)	10	(1)	—	(1)

Total Company	(7)	8	(1)	—	—
________________________
(1)2021 includes the effect of the acquisition of the Santoprene™ thermoplastic vulcanizates elastomers business.

Three Months Ended September 30, 2021 Compared to Three Months Ended June 30, 2021

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(2)	3	(1)	—	—
Acetate Tow	(8)	—	—	—	(8)
Acetyl Chain	3	3	—	—	6

Total Company	1	3	(1)	—	3
Three Months Ended June 30, 2021 Compared to Three Months Ended March 31, 2021

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(1)	7	—	—	6
Acetate Tow	16	—	—	—	16
Acetyl Chain	7	27	—	—	34

Total Company	4	18	—	—	22
Three Months Ended March 31, 2021 Compared to Three Months Ended December 31, 2020

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	6	6	1	—	13
Acetate Tow	(10)	(1)	—	—	(11)
Acetyl Chain	(7)	23	—	—	16

Total Company	(3)	15	1	—	13

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended September 30, 2022 Compared to Three Months Ended September 30, 2021

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	23	25	(12)	—	36
Acetate Tow	(3)	8	—	—	5
Acetyl Chain	(13)	2	(3)	—	(14)

Total Company	(2)	9	(5)	—	2
Three Months Ended June 30, 2022 Compared to Three Months Ended June 30, 2021

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	24	24	(9)	—	39
Acetate Tow	(18)	4	—	—	(14)
Acetyl Chain	(4)	10	(3)	—	3

Total Company	3	14	(4)	—	13
Three Months Ended March 31, 2022 Compared to Three Months Ended March 31, 2021

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	20	25	(4)	—	41
Acetate Tow	1	4	—	—	5
Acetyl Chain	8	39	(1)	—	46

Total Company	12	32	(2)	(1)	41
Three Months Ended December 31, 2021 Compared to Three Months Ended December 31, 2020

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	5	20	(1)	—	24
Acetate Tow	(3)	(1)	—	—	(4)
Acetyl Chain	(6)	68	—	—	62

Total Company	(2)	46	(1)	—	43

Three Months Ended September 30, 2021 Compared to Three Months Ended September 30, 2020

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	11	17	2	—	30
Acetate Tow	—	(2)	—	1	(1)
Acetyl Chain	11	80	1	—	92

Total Company	10	50	1	—	61
Three Months Ended June 30, 2021 Compared to Three Months Ended June 30, 2020

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	43	11	8	—	62
Acetate Tow	10	(1)	—	—	9
Acetyl Chain	27	83	3	—	113

Total Company	31	50	4	(1)	84
Three Months Ended March 31, 2021 Compared to Three Months Ended March 31, 2020

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	7	2	6	—	15
Acetate Tow	(8)	—	—	—	(8)
Acetyl Chain	5	25	2	—	32

Total Company	5	14	4	—	23

Table 4c
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2021 Compared to Year Ended December 31, 2020

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	15	12	4	—	31
Acetate Tow	—	(1)	—	—	(1)
Acetyl Chain	9	62	2	—	73

Total Company	10	39	2	—	51

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '22	Q2 '22	Q1 '22	2021	Q4 '21	Q3 '21	Q2 '21	Q1 '21
	(In $ millions, except percentages)
Net cash provided by (used in) investing activities	(143)	(136)	(149)	(1,119)	(1,286)	(108)	177	98
Net cash provided by (used in) financing activities	8,600	(159)	(95)	(1,042)	(99)	(228)	(344)	(371)

Net cash provided by (used in) operating activities	467	495	316	1,757	584	630	427	116
Capital expenditures on property, plant and equipment	(139)	(124)	(137)	(467)	(163)	(102)	(110)	(92)
Distributions to NCI	(3)	(3)	(4)	(27)	(6)	(8)	(8)	(5)
Free cash flow(1)	325	368	175	1,263	415	520	309	19

Net sales	2,301	2,486	2,538	8,537	2,275	2,266	2,198	1,798

Free cash flow as % of Net sales	14.1%	14.8%	6.9%	14.8%	18.2%	22.9%	14.1%	1.1%
______________________________
(1)Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for capital contributions or distributions to Mitsui related to our joint venture, Fairway.

Table 6
Cash Dividends Received - Unaudited

	Q3 '22	Q2 '22	Q1 '22	2021	Q4 '21	Q3 '21	Q2 '21	Q1 '21
	(In $ millions)
Dividends from equity method investments	27	82	26	112	51	8	18	35
Dividends from equity investments without readily determinable fair values	30	36	37	147	33	35	37	42
Total	57	118	63	259	84	43	55	77
Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '22	Q2 '22	Q1 '22	2021	Q4 '21	Q3 '21	Q2 '21	Q1 '21
	(In $ millions)
Short-term borrowings and current installments of long-term debt - third party and affiliates	977	809	860	791	791	103	500	497
Long-term debt, net of unamortized deferred financing costs	11,360	3,022	3,132	3,176	3,176	3,724	3,156	3,135
Total debt	12,337	3,831	3,992	3,967	3,967	3,827	3,656	3,632
Cash and cash equivalents	(9,671)	(783)	(605)	(536)	(536)	(1,340)	(1,054)	(791)
Net debt	2,666	3,048	3,387	3,431	3,431	2,487	2,602	2,841

Table 8
Certain Items - Unaudited
The following Certain Items attributable to Celanese Corporation are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	Q3 '22	Q2 '22	Q1 '22	2021	Q4 '21	Q3 '21		Q2 '21	Q1 '21	Income Statement Classification
	(In $ millions)
Exit and shutdown costs	14	29	7	18	8	7		5	(2)	Cost of sales / SG&A / Other (charges) gains, net / Gain (loss) on disposition of businesses and assets, net / Non-operating pension and other postretirement employee benefit (expense) income
Asset impairments	12	(1)	—	2	—	—		1	1	Cost of sales / Other (charges) gains, net
Impact from plant incidents and natural disasters(1)	—	—	—	41	—	—		—	41	Cost of sales
Mergers, acquisitions and dispositions	44	29	56	29	19	4		6	—	Cost of sales / SG&A
Actuarial (gain) loss on pension and postretirement plans	—	—	—	43	43	—		—	—	Cost of sales / SG&A / Non-operating pension and other postretirement employee benefit (expense) income
Legal settlements and commercial disputes	1	—	2	16	4	2		1	9	Cost of sales / SG&A / Other (charges) gains, net
Other	—	(10)	—	(10)	3	(14)	(2)	—	1	Cost of sales / SG&A / Gain (loss) on disposition of businesses and assets, net
Certain Items attributable to Celanese Corporation	71	47	65	139	77	(1)		13	50
___________________________
(1)Primarily associated with Winter Storm Uri.
(2)Primarily associated with the sale of our Spondon site.

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2021
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,890

Adjusted EBIT (Table 1)			2,473
Adjusted effective tax rate (Table 3a)			15%
Adjusted EBIT tax effected			2,102

	2021	2020	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	791	496	644
Long-term debt, net of unamortized deferred financing costs	3,176	3,227	3,202
Celanese Corporation stockholders' equity	4,189	3,526	3,858
Invested capital			7,704

Return on invested capital (adjusted)			27.3%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			24.5%